PolarityTE®
Where Self Regenerates Self®

Investor Presentation

March 2022


PolarityTE
PolarityTE

Forward Looking Statement

This presentation contains forward-looking statements. Forward-looking statements are subject to risks and uncertainties and investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Forward-looking statements are not guarantees of future performance or achievements and actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include, among others:

- The regulatory pathway for our products, including our planned investigational new drug application for the SkinTE® investigational product to be followed with a biologics license application (BLA) and related pre-market approval requirements; the timing, design, and success of preclinical and clinical trials to support our BLA for SkinTE and other products; the process of obtaining regulatory clearances or approvals to market a biological product or device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming; and such clearances or approvals may not be granted on a timely basis, or at all;
- Our expectations regarding market size and opportunities, growth opportunities in certain markets, and demographic and market trends; there can be no assurance that demand for our products will be established or grow;
- Our expectations regarding future revenue growth, including product adoption, performance, and innovations, future estimated market size, expansion into additional markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; future revenue growth will require market, regulatory, and payor acceptance of our products, and such acceptance or approvals may not be obtained on a timely basis, or at all; and
- Our expectations regarding future cGMP compliance; the application of cGMP regulations to the manufacture of biologics and devices is complicated and there can be no assurance that we will achieve cGMP compliance on a timely basis, or at all.

Furthermore, our actual results could differ materially due to the impact of risk factors and other items described in more detail in the "Risk Factors" section of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC (copies of which may be found on the Company's website at http://www.polarityte.com/ or the SEC website at http://www.sec.gov/). Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Our Mission: Transforming the lives of patients…

By unlocking the potential of autologous therapy

PolarityTE®
Where Self Regenerates Self®



—Devon, Chronic Wound SkinTE® Patient



—Diane, Skin Cancer Survivor and SkinTE® Patient



—Natasha, Burn Survivor and SkinTE® Patient

Challenges in Wound Care

PolarityTE®
Where Self Regenerates Self®

Problem

~8.2m Medicare beneficiaries had wounds with or without infection in 2018[1]

Market

Medicare cost estimates for acute and chronic wound treatments ranged from **$28.1** billion to **$96.8** billion[1]

Existing Solutions

Common treatments such as split-thickness skin grafting have shown **failure rates of ~30%** when used for diabetic foot ulcers (DFUs) and other complex chronic ulcers[2]

PolarityTE Highlights

PolarityTE® Where Self Regenerates Self®

Building the Foundation

Phase 3 IND Approved: SkinTE IND Accepted for Chronic Cutaneous Ulcers; Expect to Commence First Phase 3 Clinical Trial in Wagner 2 DFUs in Q2 2022

>1,200 Clinical Cases Focused on Unmet Medical Need: Real-World Tested in Challenging Wounds

Compelling Data: Robust, Reproduceable and Differentiated Data Including Randomized Controlled Trials

Intellectual Property: Total of 14 Allowed and Granted Utility Patents – 12 Internationally and 4 in the U.S.

Focused Pipeline: SkinTE Point of Care, SkinTE Cryo, and PTE 11000 in Proof of Concept Phase of Development

Data Driven

Patient Focused

Patented

Gaining Value Through the BLA Pathway

PolarityTE®
Where Self Regenerates Self®

Transition from a 361 HCT/P to a 351 HCT/P:

- SkinTE initially registered as a human cell, tissue, and cellular and tissue-based product regulated solely under Section 361 of the Public Health Service Act (PHS Act) and 21 CFR Part 1271 (i.e., as a 361 HCT/P)
- PolarityTE received approval for a Phase 3 study of SkinTE under an investigational new drug application (IND) and is pursuing a biologics license application (BLA) for SkinTE to be regulated as a biologic under the federal Food Drug & Cosmetic Act and Section 351 of the PHS Act

BLA Value Proposition

- **BLA requires robust data to establish safety and efficacy** → Clinical evidence should enhance adoption and support reimbursement post approval
- **FDA approval process** → Defined indications for use should support enhanced provider adoption and lay foundation for differentiating SkinTE's cost effectiveness by indication
- **Competition** → If deemed a reference product, potential for 12 years of regulatory exclusivity
- **Expanded market opportunities** → Plans for additional or supplemental INDs to pursue indications in parallel or tight sequential fashion should lead to multiple substantial market opportunities

SkinTE Positioned to Expand Access and Care

PolarityTE®
Where Self Regenerates Self®

SkinTE®

Physicians:
- Surgical
- Non-Surgical

Physician Assistants

Nurse Practitioner

Wound Care Clinics

Physician Offices

Inpatient Bedside and ICU

Inpatient Operating Room

Ambulatory Surgery Centers

Chronic Cutaneous Wounds:
- Diabetic Foot Ulcers
- Pressure Injuries
- Venous Leg Ulcers

Traumatic Injuries

Burns (Acute and Reconstruction)

Necrotizing Fasciitis

Surgical Reconstruction

Skin Cancer Reconstruction

Provider Type | **Site of Care** | **Targeted Indications**

Leveraging Pre-BLA Commercial Experience

PolarityTE®
Where Self Regenerates Self®

1
Learned From Our Experience

Advanced post-operative protocol

Optimized product outcomes

Identified new potential indications

Established KOLs

2
Refined Positioning in Complex Wounds

Full-thickness DFUs

Complex traumatic wounds (exposed structures)

Stage 3 & 4 pressure injuries

3
Demonstrated Commercial Viability

>1 year growth in adoption

- 5 quarters of growth in re-users (Q1:20-Q1:21)
- 5 quarters of growth in revenue (Q1:20-Q1:21)

Commercial uptake with 8 sales reps

- Rep Productivity Average ~$865K per year based on annualized Q1:21

4
Developed Real World Evidence

Informed trial design

Evidence was leveraged during approval process

>10 peer-reviewed SkinTE publications

5
Impacted Patients' Lives

Over 1,200 SkinTE applications

Deployed in difficult-to-treat wounds

Used successfully in complex limb-salvage cases

Our SkinTE Technology:
A Novel and Differentiated Approach

PolarityTE®
Where Self Regenerates Self®

Technological Characteristics	
Autologous Tissue	Personalized product that utilizes the patient's own viable tissue and cells
Regeneration Potential	Autologous multicellular segments include cellular populations found within the epidermis and dermis
Optimized for Engraftment	Viable autologous multicellular segments optimized for engraftment in a wound bed




Gene Expression Array
Stem Cell Pathways
AHSC
Native



Complex Tissue Regeneration – From the Bench to the Bedside

PolarityTE®
Where Self Regenerates Self®

Development of in-house animal* wound models and tissue analysis to unlock regenerative potential


A

Complex technology requires advanced R&D
(A) Hair-bearing full-thickness skin closure of a full-thickness wound on a nude mouse


B
KRT14/KRT10/TGM1/Ku80/DAPI
C
SOX9

Understanding skin's complex regenerative cellular biology
(B) Full-thickness human skin and human hair follicle regeneration within a mouse wound replete with (C) regeneration of SOX9 (green) expressing endogenous regenerative cells important for skin development and repair

**Animal models are not necessarily predictive of clinical outcomes*

2021 Baetz et al. In Review[3]

Complex Tissue Regeneration – From the Bench to the Bedside (Continued)



A
A
Color key
25 30 35
H1-P
H2-P
H3-P
H4-P
H5-P
H3-N
H4-N
H5-N
H2-N
H1-N

Harnessing skin's regenerative potential
(A) SkinTE retains endogenous stem cell associated gene expression pathways important for native wound healing



B
b
c
d

SkinTE is a full-thickness regenerative skin construct—not a skin substitute
(B) Patient biopsy from a wound treated with SkinTE with demonstration of epidermis, dermis, and hypodermis. (b) Mature epidermis with rete pegs with positive pan-cytokeratin staining (green). (c) Regeneration of elastin (green) within the dermis which gives skin its pliability. (d) Regeneration of vimentin (green) positive dermal fibroblasts which prevent stiff scar development.

2021 Baetz et al. WWR In Review[3]

SkinTE Process Logistics

Anticipated based on prior clinical experience

PolarityTE®
Where Self Regenerates Self®

SkinTE Harvest Box


SkinTE

Full-Thickness Skin Harvested



*Harvest size and location may vary

Skin Harvest Sent to Manufacturing in Self-Cooling Container



SkinTE Returned to Facility/Provider



SkinTE Applied to Wound



SkinTE®

SkinTE – A Different Approach and Unique Product Characteristics

PolarityTE® Where Self Regenerates Self®

Unique nature of clinical attributes with SkinTE has the potential to create a new approach for acute and chronic full-thickness wounds

- **Autologous, cell based**
- **Non-surgical, typically a single application**
- **Volume filling of deep wounds and exposed structures**

Alternative Treatments
Skin Substitutes, Best in Superficial Wounds, Multiple Applications Required
Invasive, Full or Split Thickness Skin Graft Surgery
Cadaver Skin, Risk of Rejection

Health Economics and Steps for a Pricing Model

Unique Product Attributes
\+
Differentiated Outcomes
\+
High Economic Burden Diseases

→ Model Overall Cost of Care vs Alternative Treatment Options and Outcomes

→ Create/Optimize Pricing Model with Potential Benefits to Payors, Patients, and Hospitals

Peer Reviewed Publications

PolarityTE®
Where Self Regenerates Self®

1. "A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis" in ***International Wound Journal***
2. "Autologous Heterogeneous Skin Construct Closes Traumatic Lower Extremity Wounds in Pediatric Patients: A Retrospective Case Series" in ***The International Journal of Lower Extremity Wounds*** *(online ahead of print)*
3. "Complete Wound Closure Following a Single Topical Application of a Novel Autologous Homologous Skin Construct: First Evaluation in an Open-Label, Single-Arm Feasibility Study in Diabetic Foot Ulcers" in ***International Wound Journal***
4. "Open-label Venous Leg Ulcer Pilot Study Using Novel Autologous Homologous Skin Construct" in ***Plastic and Reconstructive Surgery-Global Open***
5. "Autologous Homologous Skin Constructs Allow Safe Closure of Wounds: A Retrospective, Non-controlled, Multi-Centered Case Series" in ***Plastic and Reconstructive Surgery-Global Open***
6. "Regeneration of Functional, Full Thickness Skin with Minimal Donor Site Contribution Using Autologous Homologous Skin Construct" in ***Plastic Surgery Case Studies***
7. "Successful Treatment of War Zone Traumatic Lower Extremity Wound with Exposed Tendons Using an Autologous Homologous Skin Construct" in ***Cureus***
8. "What to put on (and what to take off) a wound: treating a chronic neuropathic ulcer with an autologous homologous skin construct, offloading and common sense" in ***Oxford Medical Case Reports***
9. "In Vivo Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing" in ***International Wound Journal***
10. "A Prospective, Multicenter, Pilot Trial Of A Novel Homologous Skin Construct On Deep Partial-Thickness And Full-Thickness Burns" in ***Annals of Burns and Fire Disasters***
11. "The Applied Anatomy of Human Skin: A Model for Regeneration" in ***Wound Medicine***
12. "Regeneration and Expansion of Autologous Full-Thickness Skin Through a Self-Propagating Autologous Skin Graft Technology" in ***Clinical Case Reports***


(A)
(B)
(C)
(D)
(E)
Punch biopsy taken 5 months after SkinTE application demonstrating recapitulation of full-thickness skin with normal architecture (from Patterson, et al. *Clin Case Rep*. 2019;7(12):2449-55).

Product Portfolio and Pipeline

Product	Indication / Application	Development Status: Proof of Concept	Pre-IND Submission	IND Acceptance	Trial Enrolling
SkinTE®		SkinTE used in over 1,200 clinical cases under the 361 HCT/P Pathway			
	Chronic Cutaneous Wounds: Diabetic Foot Ulcers, Venous Leg Ulcers, Post-Surgical Chronic Wounds, and Pressure Injuries	IND Approved	IND Approved	IND Approved	Q2 2022
	Acute Traumatic Wounds	✔	✔		
	Burns	✔	✔		
SkinTE POC	Point-of-care device for on-site SkinTE processing and deployment	✔	✔		
SkinTE Cryo	Cryopreservation of SkinTE for multiple deployments on a single patient	✔			
PTE 11000	Allogeneic, biologically active dressing for use in wound care	✔			

SkinTE for Diabetic Foot Ulcers Represents a Significant Commercial Opportunity

34m

Diabetics in the United States[4]

2.2m

DFU Annual Incidence Rate[5]

1.4m

Unhealed DFUs following 12 weeks Conventional Therapy[6,7]

Lifetime incidence of diabetes expected to continue to increase in both the US and globally[8]

DFUs expected to increase in parallel[9]

Diabetic Foot Ulcers: Patient Impact

PolarityTE®
Where Self Regenerates Self®

"Five-year mortality and direct costs of care for people with diabetic foot ulcer complications are comparable to cancer" - Armstrong et al[9]

56.6%
5 Year mortality of major amputation secondary to a DFU[9]

~40%
Of healed ulcers recur in 1 year[10]

~20%
Of moderate/severe DFUs lead to some level of amputation[10,13]

$9B-13B
DFU cost to US health care system yearly[11]

SkinTE for Diabetic Foot Ulcers

Success in closing DFUs in randomized controlled trial and real-world evidence[2,12]

DFU Outcomes from Pilot Trial[2]



Initial wound



~9 weeks after single application of SkinTE



Initial wound



~8 weeks after single application of SkinTE

SkinTE in Full-Thickness DFUs



Initial wound



~17 weeks after single application of SkinTE



Initial wound



~22 weeks after single application of SkinTE

Non-IND Randomized Controlled Trial in DFUs

PolarityTE®
Where Self Regenerates Self®

Prospective, multi-center, randomized controlled trial evaluating SkinTE (AHSC) plus standard of care (SOC) vs. SOC alone in the treatment of DFUs



Patient Signs Informed Consent
Target Ulcer Selected
Screening Phase
Subject Receives SOC for 14 Days
Eligibility Assessments Performed
Subject Still Eligible?
No
Yes
Subject Exits Study
Subject Randomized to SkinTE or SOC

Inclusion Criteria:

- Wagner 1 DFU below the medial malleolus
- Index ulcer ≥1.0 cm^2 and ≤25 cm^2 at Screening Visit 1 (SV1) and Trial Visit 1 (TV1)
- Index ulcer present for >4 weeks
- DFU does not change in size >30% during 14-day SOC screening period

Exclusion Criteria:

- Treatment of index ulcer with investigational drug or therapeutic device within 30 days
- Creatinine >3.0 mg/dl within 120 days of randomization
- HbA1c ≥12.0 within 30 days of randomization
- Active infection of treatment ulcer

**Refer to NCT03881254 on ClinicalTrials.gov for full list of inclusion/exclusion criteria*

Non-IND Randomized Controlled Trial in DFUs

PolarityTE® Where Self Regenerates Self®

100 patients: 50 AHSC + SOC, 50 SOC were enrolled across 13 sites



End of Study Visit
Closure Confirmation Visit at 2 Weeks
Closed
Ulcer Closed or Received 12 Weekly Visits?
Yes
No
Not Closed
Subject Continues Study
End of Study Visit

Primary Outcome Measure

- Percentage of wounds closed at 12 weeks defined as complete epithelialization without drainage or dressing requirements confirmed at two consecutive study visits 2 weeks apart

Closure Determination

- Initial closure determined by treating provider and confirmed by additional licensed personnel not treating the wound
- High resolution imaging of the closed wound sent to blinded adjudication panel comprised of three plastic surgeons
- If consensus of at least 2 of 3 adjudicators is reached that the wound is closed, the patient returns for a closure confirmation visit 2 weeks after the initial determination of closure
- The wound must remain closed at the closure confirmation visit

**Refer to NCT03881254 on ClinicalTrials.gov*

DFU RCT – Statistically Significant Results

PolarityTE®
Where Self Regenerates Self®

70% Closure with AHSC

Greater PAR with AHSC

90% Single Application of AHSC

<u>Primary Endpoint</u>
Closure at 12 Weeks

AHSC: 35/50 (70%) Closed

SOC: 17/50 (34%) Closed

p=0.00032

<u>Secondary Endpoint</u>
Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks

p=0.009

<u>12 Weeks</u>
AHSC: 84.3%

SOC: 50.5%

<u>Number of Applications</u>
Applications of SkinTE

1 Application: 45/50 (90%)

2 Applications: 5/50 (10%)

**Refer to NCT03881254 on ClinicalTrials.gov*

VLU RCT – Statistically Significant Results

PolarityTE®
Where Self Regenerates Self®

71% Closure with AHSC

Greater PAR with AHSC

93% Single Application of AHSC

Primary Endpoint
Closure at 12 Weeks

AHSC: 10/14 (71%) Closed

SOC: 5/15 (33%) Closed

p=0.046

Secondary Endpoint
Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks

p=0.000035

12 Weeks
AHSC: 82.6%

SOC: 65.4%

Number of Applications
Applications of SkinTE

1 Application: 13/14 (93%)

2 Applications: 1/14 (7%)

**Refer to NCT03881267 on ClinicalTrials.gov*

SkinTE for Pressure Injury Represents a Significant Commercial Opportunity

PolarityTE®
Where Self Regenerates Self®

2.5m

Affected Patient in the US per year[14]

9.3% of Acute Care Patients[15]

~1m

Annual Incidence Rate of Hospital Acquired Pressure Injury[16]

~435K

Stage III/IV Pressure Injuries in the United States[18]

Hospital acquired pressure injuries (HAPIs) are the most common hospital acquired condition (HAC)[14]

Accounts for 45% of deaths secondary to hospital acquired conditions

HAPIs occur most frequently with some of the most common primary conditions[17]

- Septicemia: **16.1%**
- Pneumonia: **6.3%**
- UTI*: **5.6%**
- Respiratory failure: **4.3%**

* UTI: Urinary Tract Infection

Pressure Injury Patient and Cost Burden

Stage III/IV pressure injuries account for 73% of all recurrence and 59% of the total PI cost to the system[19,20]

$43,180

The cost Medicare estimated that PIs added in cost to a hospital stay[14]

$26.8B

Estimated annual cost of HAPI to the system[20]

60K

Number of deaths directly attributed to PI each year[21]

14.1 Days

Average length of stay for patients with PI vs 5 days for all other conditions[17]

SkinTE for Pressure Injury

Real world evidence supports proof of concept in pressure injury[22,23]

Only 50% of stage III ulcers and 30% of stage IV ulcers heal within 6 months with standard of care[24]

In a recent series of 276 patients receiving a flap for pressure injury, the complication rate was 58.7%[25]

Residual Limb Pressure Injury[22]



Initial wound



~11 weeks after single application of SkinTE



~23 weeks after single application of SkinTE

Sacral Pressure Injury[22]



Initial wound present for 2 years



~9 weeks after single application of SkinTE



24 weeks after single application of SkinTE

SkinTE for Acute Trauma

Our Opportunity

~84K Trauma cases per year[26]

This patient cohort is admitted to the hospital with open wounds as a primary diagnosis

Using tibial type III fractures as a proxy, the wound size ranges from 76-132cm[27,28]

These wounds are highly concentrated in level 1 trauma centers, which allows for precise targeting and rapid penetration

Advantageous Positioning

SkinTE has been successfully deployed in clinical use for acute traumatic wounds

Ideal patient population for a single application product

Real world evidence and clinical studies to date support proof of concept in acute trauma through ability to cover exposed critical structure, which is common in this patient populated[29, 30]

SkinTE in Acute Traumatic Injury[31]



Initial wound



~11 weeks after SkinTE



~16 weeks after SkinTE

SkinTE for Burns

PolarityTE®
Where Self Regenerates Self®

Acute Burn Opportunity

~42K Burn Cases Per year applicable for SkinTE[32]

~20% of these patients are recording Total Burn Surface areas (*TBSA)* of 10% or greater of their entire bodies, which emphasizes the need for alternatives to traditional STSG Standard of Care

Advantageous Positioning

SkinTE has demonstrated a favorable donor site to wound size ratio which is critical in burn[33]

Clinical experience supports proof of concept in acute trauma through real world evidence and published literature[34]

SkinTE in Acute Burn



Initial wound



~9 weeks after single application of SkinTE

De-Risked Asset Driving Near and Long-Term Growth

PolarityTE®
Where Self Regenerates Self®

Phase 3 IND Approved January 2022

- First pivotal trial expected to enroll in early Q2 2022

Scientific Body of Evidence

- DFU and VLU RCTs totaling 129 patients met primary and secondary endpoints
- > 10 peer-reviewed SkinTE scientific publications

Real World Experience

- Upcoming pivotal trials backed by 1,200 SkinTE applications

Intellectual Property

- Total of 16 allowed and granted utility patents – 12 Internationally and 4 in the U.S.

Key Financial Information

Cash and Cash Equivalents: ~$27.35 million as of September 30, 2021

Shares Outstanding: 82,948,751 as of February 11, 2022

Warrants Outstanding: 19,314,143 as of September 30, 2021

Focused on Capital Efficiency

Management Team with Deep Operational, Clinical, and Research and Development Experience

PolarityTE®
Where Self Regenerates Self®

Management Team



Richard Hague
Chief Executive Officer & President

ANIKA
SANOFI GENZYME



Jacob Patterson
Chief Financial Officer

ThermoFisher SCIENTIFIC



Nikolai Sopko, MD, PhD
Chief Scientific Officer & Vice President R&D

JOHNS HOPKINS UNIVERSITY
Cleveland Clinic



Cameron Hoyler, JD
General Counsel
Executive Vice President
Corporate Development
& Strategy

KING & SPALDING



Ryan Mathis, MD
Chief Medical Officer

GEORGETOWN UNIVERSITY



Kolby Day, JD
Senior Vice President of Operations

ARTERIOCYTE CELLULAR THERAPIES MEDICAL SYSTEMS
COMPASS BIOMEDICAL



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer

JOHNS HOPKINS UNIVERSITY

Board of Directors



Peter Cohen, MBA
Chairman of the Board & Chairman of Compensation Committee

- Former Board Member of the NYSE
- Former Chairman of Shearson Lehman Hutton, Inc.
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



Chris Nolet
Director & Chairman of the Audit Committee

- Former Partner at Ernst & Young
- Former Partner at PricewaterhouseCoopers
- Member of Executive Committee and Co-Chair of the Finance Committee of the California Life Sciences Industry Association (CLSA)
- Former Member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnoogy Innovation Organization



Willie Bogan, JD, MA
Director & Chairman of the Nominating and Governance Committee

- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



David Seaburg
Director & Chairman of the Strategic Review Committee

- Former Chief Executive Officer of PolarityTE
- Former Managing Director at Cowen Inc.
- Spent ~25 years at Cowen Inc. where he served as Head of Sales Trading and was a member of Cowen's Equity Operating Committee
- Former CNBC Fast Money Contributor



Jessica Shen, MD
Director

- Former Johnson & Johnson Vice President of Clinical Development and Regulatory Affairs of the Global Surgery Group
- Currently Senior Vice President, Head of Global Regulatory, Medical, Clinical & Health Economic Outcomes Research (HEOR) Affairs and Global Government Regulations & Standards at Royal Philips
- Medical Degree from Nanjing Medical and Master of Science from University of Kentucky, Lexington



Jeff Dyer, MBA, PhD
Director

- Horace Beesley Professor of Strategy at Brigham Young University & the Wharton School, University of Pennsylvania
- Internationally recognized strategy & innovation expert
- Author of business bestsellers Innovator's DNA & The Innovator's Method
- Most published strategy scholar in Harvard Business Review

PolarityTE®

Where Self Regenerates Self®


PolarityTE
PolarityTE

References

1. Sen, Chandan K. "Human Wounds and Its Burden: An Updated Compendium of Estimates." *Advances in wound care* vol. 8,2 (2019): 39-48. doi:10.1089/wound.2019.0946
2. Armstrong, David G et al. "Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers." International wound journal vol. 17,5 (2020): 1366-1375. doi:10.1111/iwj.13404Centers for Disease Control and Prevention. National Diabetes Statistics Report, 2020. Atlanta, GA: Centers for Disease Control and Prevention, U.S. Dept of Health and Human Services; 2020.
3. Baetz et al. Evaluation in a porcine wound model and long-term clinical evaluation including tissue biopsy of an autologous heterogeneous skin construct to close full-thickness wounds. 2021. Wound Repair and Regeneration. In review.
4. Margolis, D J et al. "Healing of diabetic neuropathic foot ulcers receiving standard treatment. A meta-analysis." Diabetes care vol. 22,5 (1999): 692-5. doi:10.2337/diacare.22.5.692
5. Marston, William A et al. "The efficacy and safety of Dermagraft in improving the healing of chronic diabetic foot ulcers: results of a prospective randomized trial." Diabetes care vol. 26,6 (2003): 1701-5. doi:10.2337/diacare.26.6.1701
6. Veves, A., Falanga, V., Armstrong, D., & Sabolinski, M. (2001, February 01). Graftskin, a Human Skin Equivalent, Is Effective in the Management of Noninfected Neuropathic Diabetic Foot Ulcers. Retrieved September 09, 2020, from https://care.diabetesjournals.org/content/24/2/290?ijkey=6071b17c5dfea05b0d0cccca9f39a893c3461d39
7. Rowley WR, Bezold C, Arikan Y, Byrne E, Krohe S. Diabetes 2030: Insights from Yesterday, Today, and Future Trends. Popul Health Manag. 2017;20(1):6-12. doi:10.1089/pop.2015.0181
8. Singh, Nalini et al. "Preventing foot ulcers in patients with diabetes." *JAMA* vol. 293,2 (2005): 217-28. doi:10.1001/jama.293.2.217
9. Armstrong, David G et al. "Five year mortality and direct costs of care for people with diabetic foot complications are comparable to cancer." *Journal of foot and ankle research* vol. 13,1 16. 24 Mar. 2020, doi:10.1186/s13047-020-00383-2
10. Armstrong, D. (2017, June). Diabetic Foot Ulcers and Their Recurrence: NEJM. Retrieved September 09, 2020, from https://www.nejm.org/doi/full/10.1056/NEJMra1615439
11. Raghav, Alok & Khan, Zeeshan & Labala, Rajendra & Ahmad, Jamal & Noor, Saba & Mishra, Brijesh. (2017). Financial burden of diabetic foot ulcers to world: a progressive topic to discuss always. Therapeutic Advances in Endocrinology and Metabolism. 9. 204201881774451. 10.1177/2042018817744513.
12. Lipsky BA, Berendt AR, Cornia PB, et al. 2012 Infectious Diseases Society of America clinical practice guideline for the diagnosis and treatment of diabetic foot infections. Clin Infect Dis. 2012;54(12):e132-e173. doi:10.1093/cid/cis346
13. Senneville, É, Lipsky, BA, Abbas, ZG, et al. Diagnosis of infection in the foot in diabetes: a systematic review. Diabetes Metab Res Rev. 2020; 36(S1):e3281. https://doi.org/10.1002/dmrr.3281
14. "Preventing Pressure Ulcers in Hospitals." *AHRQ*, www.ahrq.gov/patient-safety/settings/hospital/resource/pressureulcer/tool/pu1.html.
15. VanGilder, Catherine; Lachenbruch, Charlie; Algrim-Boyle, Corrine; Meyer, Stephanie The International Pressure Ulcer Prevalence™ Survey, Journal of Wound, Ostomy and Continence Nursing: January/February 2017 - Volume 44 - Issue 1 - p 20-28 doi: 10.1097/WON.0000000000000292
16. Frankel, Heidi et al. "Risk factors for pressure ulcer development in a best practice surgical intensive care unit." *The American surgeon* vol. 73,12 (2007): 1215-7.
17. Russo, C.A. (Thomson Reuters), Steiner, C. (AHRQ) and Spector, W. (AHRQ). Hospitalizations Related to Pressure Ulcers, 2006. HCUP Statistical Brief #64. December 2008. Agency for Healthcare Research and Quality, Rockville, MD. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb64.pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2647498/

References (Continued)

18. VanGilder C, Macfarlane GD, Meyer S. Results of nine international pressure ulcer prevalence surveys: 1989 to 2005. Ostomy Wound Manage. 2008;54(2):40–54.
19. Bates-Jensen BM, Guihan M, Garber SL, Chin AS, Burns SP. Characteristics of recurrent pressure ulcers in veterans with spinal cord injury. J Spinal Cord Med. 2009;32(1):34-42. doi:10.1080/10790268.2009.11760750
20. Padula, W. V., & Delarmente, B. A. (2019). The national cost of hospital-acquired pressure injuries in the United States. International Wound Journal, 16(3), 634-640. https://doi.org/10.1111/iwj.13071
21. Bauer K, Rock K, Nazzal M, Jones O, Qu W. Pressure ulcers in the United States' inpatient population from 2008 to 2012: results of a retrospective nationwide study. Ostomy Wound Manage. 2016;62(11):30–38.
22. Duncan DI, Borunda-Rivera P, DeFelice B, Duncan D, Warner A. Autologous Homologous Skin Construct for the Healing of a Chronic Stump Wound and Repair of Sinus Tract in Diabetic Patient. DFCon19 (Los Angeles, CA) October 17-19, 2019.
23. Shenaq D, Nigriny JF, Miranda EP, Price TP, Moon JL, Rauscher GE, Granick MS. Retrospective Multicenter Case Series of Pressure Ulcers Treated with a Novel Autologous Homologous Skin Construct. Boswick Burn and Wound Symposium (Maui, HI) January 25-30, 2020.
24. Bluestein D, Javaheri A. Pressure ulcers: prevention, evaluation, and management. Am Fam Physician. 2008 Nov 15;78(10):1186-94. PMID: 19035067.
25. Bamba R, et al. Flap Reconstruction for Pressure Ulcers: An Outcomes Analysis. Plast Reconstr Surg Glob Open. 2017. doi: 10.1097/ GOX.0000000000000001187. eCollection 2017 Jan.
26. DiMaggio, Charles et al. "Traumatic injury in the United States: In-patient epidemiology 2000-2011." *Injury* vol. 47,7 (2016): 1393-403. doi:10.1016/j.injury.2016.04.002
27. Astor Reigstad, Karl R. Hetland, Kjell Bye, Svein Waage, Magne Røkkum & Torstein Husby (1992) Free tissue transfer for Type III tibial fractures, Acta Orthopaedica Scandinavica, 63:5, 477-481, DOI: 10.3109/17453679209154718
28. Zhen, Ping et al. "One-stage treatment and reconstruction of Gustilo Type III open tibial shaft fractures with a vascularized fibular osteoseptocutaneous flap graft." *Journal of orthopaedic trauma* vol. 24,12 (2010): 745-51. doi:10.1097/BOT.0b013e3181d88a07
29. Armstrong, DG, Orgill, DP, Galiano, R, et al. Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers. *Int Wound J*. 2020; 17: 1366– 1375. https://doi.org/10.1111/iwj.13404
30. Mundinger, Gerhard S et al. "Autologous Heterogeneous Skin Construct Closes Traumatic Lower Extremity Wounds in Pediatric Patients: A Retrospective Case Series." *The international journal of lower extremity wounds*, 1534734621992284. 9 Mar. 2021, doi:10.1177/1534734621992284
31. Ritter E, Buckley K, Dumpe J, Lima M, Blakely M. Rethinking the Reconstructive Ladder: Treatment of Complex Lower Extremity Traumatic Injuries with a Novel Autologous Homologous Skin Construct. *Desert Foot 2019* (Phoenix, AZ). December 4 -7, 2019.
32. 2016 NBR Burn incidence Factsheet
33. Berg A, Kaul S, Rauscher GE, Blatt M, Cohn S. Successful Full-Thickness Skin Regeneration Using Epidermal Stem Cells in Traumatic and Complex Wounds: Initial Experience. *Cureus*. 2020;12(9):e10558. Published 2020 Sep 20. doi:10.7759/cureus.10558
34. Feldman MJ, McLawhorn MM, Han J, Marcu AC, Burkey SE, Travis TE, Johnson LS. A Prospective, Multicenter, Pilot Trial Of A Novel Homologous Skin Construct On Deep Partial-Thickness And Full-Thickness Burns. *Ann Burns Fire Disasters*. 2020 Sep 30;33(3):191-197. PMID: 33304208; PMCID: PMC7680199.